UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2017 (May 25, 2017)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, Georgia (Address of principal executive offices)	30328 (Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritiv Corporation (“Veritiv” or the “Company”) held on May 25, 2017, the Company’s stockholders approved the Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated (the “Equity Plan”), and the Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated (the “Cash Plan” and, together with the Equity Plan, the “Plans”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

A summary of the material terms of the Equity Plan and the Cash Plan is set forth under Proposal 4 and Proposal 5, respectively, of the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “Commission”) on April 13, 2017 (the “Proxy Statement”). The summaries of the Plans are qualified in their entirety by reference to the full text of the Plans, copies of which are set forth as Appendix A and Appendix B, respectively, to the Proxy Statement, and incorporated by reference herein as Exhibits 10.1 and 10.2, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 15,690,745 shares of Veritiv common stock outstanding and entitled to vote, 15,006,629 shares were represented, constituting a quorum.  At the meeting, Veritiv stockholders voted on five proposals and cast their votes as described below. The proposals are described in detail in the Proxy Statement.

Item No. 1 :

Veritiv stockholders elected as directors the eight nominees named in the Proxy Statement and recommended by the Board to serve for a one year term expiring at the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as follows:

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes

Daniel T. Henry	13,630,655	107,777	5,262	1,262,935

Lisa K. Landsman	13,624,713	113,831	5,150	1,262,935

Mary A. Laschinger	13,208,871	529,679	5,141	1,262,935

Tracy A. Leinbach	13,629,023	109,496	5,175	1,262,935

William E. Mitchell	13,630,423	107,817	5,454	1,262,935

Michael P. Muldowney	13,629,892	108,820	4,982	1,262,935

Charles G. Ward, III	13,628,699	109,883	5,111	1,262,935

John J. Zillmer	13,543,321	195,304	5,069	1,262,935

Item No. 2:	Veritiv stockholders ratified the appointment of Deloitte & Touche LLP as Veritiv’s independent registered public accounting firm for 2017, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,978,586	20,192	7,851	0

Item No. 3:	Veritiv stockholders approved, on an advisory basis, Veritiv’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,673,837	61,018	8,839	1,262,935

Item No. 4:

Veritiv stockholders approved the Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated to increase the number of shares available for issuance under the plan and to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,288,665	2,591,942	863,087	1,262,935

Item No. 5:

Veritiv stockholders approved the Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,828,225	51,540	863,929	1,262,935

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1

Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated effective March 8, 2017, incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Commission on April 13, 2017.

10.2

Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated effective March 8, 2017, incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Commission on April 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date: May 30, 2017	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated effective March 8, 2017, incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Commission on April 13, 2017.

10.2

Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated effective March 8, 2017, incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Commission on April 13, 2017.